Exhibit 21.01

EASTMAN CHEMICAL COMPANY SUBSIDIARIES

NAME OF SUBSIDIARY            JURISDICTION OF INCORPORATION OR ORGANIZATION

Accoya USA, LLC	Delaware
CP Films Vertriebs GmbH	Germany
Crown Operations International, LLC	Delaware
Eastman Acetyls, LLC	Delaware
Eastman Chemical (Barbados) SRL	Barbados
Eastman Chemical (China) Co., Ltd.	China
Eastman Chemical (China) Co., Ltd. - Guangzhou Branch	China
Eastman Chemical (Malaysia) Sdn. Bhd.	Malaysia
Eastman Chemical (Nanjing) Co., Ltd.	China
Eastman Chemical (PPU) Pte. Ltd.	Singapore
Eastman Chemical Adhesives (Hong Kong) Limited	Hong Kong
Eastman Chemical Advanced Materials B.V.	Netherlands
Eastman Chemical AMI GmbH	Switzerland
Eastman Chemical AMI LLC	Switzerland
Eastman Chemical AP Holdings B.V.	Netherlands
Eastman Chemical Argentina S.R.L.	Argentina
Eastman Chemical Australia Pty LTD - New Zealand Branch	New Zealand
Eastman Chemical Australia Pty. Ltd.	Australia
Eastman Chemical B.V.	Netherlands
Eastman Chemical B.V. - Czech Republic Representative Office	Czech Republic
Eastman Chemical B.V. - Denmark Branch	Denmark
Eastman Chemical B.V. - Hungarian Commercial Representative Office	Hungary
Eastman Chemical B.V. - Poland Representative Office	Poland
Eastman Chemical B.V. - South Africa Representative Office	South Africa
Eastman Chemical B.V., The Hague, Zug Branch	Switzerland
Eastman Chemical Barcelona, S.L.	Spain
Eastman Chemical Canada, Inc.	Ontario
Eastman Chemical Company Investments, Inc.	Delaware
Eastman Chemical de Chile SpA	Chile
Eastman Chemical do Brasil Ltda.	Brazil
Eastman Chemical EMEA B.V.	Netherlands
Eastman Chemical Europe S A R L (Branch)	United Arab Emirates
Eastman Chemical Europe S.a.r.l.	Luxembourg
Eastman Chemical Fibers IP GmbH	Switzerland
Eastman Chemical Fibers IP LLC	Tennessee
Eastman Chemical Finance CN S.a.r.l.	Luxembourg
Eastman Chemical Finance EUR S.a.r.l.	Luxembourg
Eastman Chemical Finance GBP S.a.r.l.	Luxembourg
Eastman Chemical Finance SGD S.a.r.l.	Luxembourg
Eastman Chemical Finance USD S.a.r.l.	Luxembourg
Eastman Chemical Financial Corporation	Delaware
Eastman Chemical GDL S.a.r.l.	Luxembourg
Eastman Chemical Germany Holdings GmbH & Co. KG	Germany
Eastman Chemical Germany Management GmbH & Co. KG	Germany
Eastman Chemical Germany Verwaltungs-GmbH	Germany
Eastman Chemical Global Holdings S A R L (Branch)	United Arab Emirates

Exhibit 21.01

Eastman Chemical Global Holdings S.a.r.l.	Luxembourg
Eastman Chemical GmbH	Germany
Eastman Chemical HK Limited	Hong Kong
Eastman Chemical Holdings do Brasil Ltda.	Brazil
Eastman Chemical Hong Kong B.V.	Netherlands
Eastman Chemical HTF GmbH	Germany
Eastman Chemical Iberica, S.L.	Spain
Eastman Chemical India Private Limited	India
Eastman Chemical Intermediates (Hong Kong) Limited	Hong Kong
Eastman Chemical International GmbH	Switzerland
Eastman Chemical International Holdings B.V.	Netherlands
Eastman Chemical International LP, LLC	Delaware
Eastman Chemical Japan Ltd.	Japan
Eastman Chemical Korea B.V.	Netherlands
Eastman Chemical Korea, Ltd.	Korea
Eastman Chemical Latin America, Inc.	Delaware
Eastman Chemical Ltd.	New York
Eastman Chemical Ltd. - Australia Branch	Australia
Eastman Chemical Ltd. - Singapore Branch	Singapore
Eastman Chemical Ltd. - Taiwan Branch	Taiwan
Eastman Chemical Luxembourg 3 S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Finance S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Holdings 1 S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Holdings LLC	Delaware
Eastman Chemical Luxembourg Holdings S.a.r.l.	Luxembourg
Eastman Chemical Malaysia B.V.	Netherlands
Eastman Chemical Middelburg B.V.	Netherlands
Eastman Chemical Netherlands Limited	United Kingdom
Eastman Chemical Products Singapore Pte. Ltd.	Singapore
Eastman Chemical Regional UK	England
Eastman Chemical Resins, Inc.	Delaware
Eastman Chemical S.C.S.	Luxembourg
Eastman Chemical Singapore Pte. Ltd.	Singapore
Eastman Chemical Switzerland GmbH	Switzerland
Eastman Chemical Switzerland LLC	Switzerland
Eastman Chemical Technology BV	Belgium
Eastman Chemical Texas City, Inc.	Delaware
Eastman Chemical Uruapan, S.A. de C.V.	Mexico
Eastman Chemical US Finance LLC	Delaware
Eastman Chemical Workington Limited	England
Eastman Chemical, Asia Pacific Pte. Ltd.	Singapore
Eastman Chemical, Asia Pacific Pte. Ltd. - Vietnam Representative Office	Vietnam
Eastman Chemical, Europe, Middle East and Africa LLC	Delaware
Eastman Cogen Management L.L.C.	Texas
Eastman Cogeneration L.P.	Texas
Eastman Company UK Limited	England
Eastman de Argentina S.R.L.	Argentina
Eastman Fibers Korea Limited	Korea
Eastman Fibers Singapore Pte. Ltd.	Singapore

Exhibit 21.01

Eastman Foundation	Tennessee
Eastman France SARL	France
Eastman Global Holdings, Inc.	Delaware
Eastman International Holdings, LLC	Delaware
Eastman International Management Company	Tennessee
Eastman Italia S.r.l.	Italy
Eastman Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Eastman LAR Distribucion, S. de R.L. de C.V.	Mexico
Eastman Mazzucchelli Hong Kong Limited	Hong Kong
Eastman Mazzucchelli Plastics (Shenzhen) Company Limited	China
Eastman MFG Japan Ltd.	Japan
Eastman Performance Films Canada, Inc.	British Columbia
Eastman Performance Films, LLC	Delaware
Eastman Shuangwei Fibers Company Limited	China
Eastman Spain L.L.C.	Delaware
Eastman Specialties Corporation	Delaware
Eastman Specialties Holdings Corporation	Delaware
Eastman Specialties OU	Estonia
Eastman Specialties S.a.r.l.	Luxembourg
Eastman Specialties Wuhan Youji Chemical Co., Ltd	China
Ecuataminco S.A.	Ecuador
Flexsys America L.P.	Delaware
Flexsys America LLC	Delaware
Flexsys Chemicals (M) Sdn Bhd	Malaysia
Flexsys Rubber Chemicals Limited	United Kingdom
Flexsys Verkauf GmbH	Germany
Flexsys Verwaltungs- und Beteiligungsgesellschaft mbH	Germany
HDK Industries, Inc.	Tennessee
Holston Defense Corporation	Virginia
Huper Optik International Pte. Ltd.	Singapore
Industriepark Nienburg GmbH	Germany
Kingsport Hotel, L.L.C.	Tennessee
Knowlton Technologies, LLC	Delaware
Monchem International LLC	Delaware
Mustang Pipeline Company	Texas
Nanjing Yangzi Eastman Chemical Ltd.	China
Novomatrix International Trading (Shanghai) Co. Ltd.	China
Novomatrix, Inc.	Delaware
Qilu Eastman Specialty Chemicals, Ltd.	China
S E Investment LLC	Delaware
Sakra Hyco Pte. Ltd.	Singapore
Sakra Island Carbon Dioxide Pte Ltd	Singapore
Solchem Netherlands C.V.	Netherlands
Solutia (Thailand) Ltd.	Thailand
Solutia Brasil Ltda.	Brazil
Solutia Canada Inc.	Ontario
Solutia Chemicals India Private Limited	India
Solutia Chemicals India Private Limited - Branch	Singapore
Solutia Deutschland GmbH	Germany

Exhibit 21.01

Solutia Europe BV	Belgium
Solutia Europe BV - Portugal Representative Office	Portugal
Solutia Europe BV - Russia Representative Office	Russian Federation
Solutia Greater China, LLC	Delaware
Solutia Hong Kong Limited	Hong Kong
Solutia Inc.	Delaware
Solutia International Trading (Shanghai) Co., Ltd.	China
Solutia Performance Products (Suzhou) Co., Ltd.	China
Solutia Performance Products Solutions, Ltd	Mauritius
Solutia Singapore Pte. Ltd.	Singapore
Solutia Therminol Co., Ltd. Suzhou	China
Solutia Tlaxcala, S.A. de C.V.	Mexico
Solutia UK Holdings Limited	United Kingdom
Solutia UK Investments Limited	United Kingdom
Solutia UK Limited	United Kingdom
Solutia Venezuela, S.R.L.	Venezuela
Southwall Europe GmbH	Germany
Southwall Insulating Glass, LLC	Delaware
Southwall Technologies Inc.	Delaware
St. Gabriel CC Company, LLC	Delaware
SunTek UK Limited	United Kingdom
Taminco Argentina S.A.	Argentina
Taminco BV	Belgium
Taminco BV - The Philippines	Philippines
Taminco Choline Chloride (Shanghai) Co., Ltd.	China
Taminco Corporation	Delaware
Taminco de Guatemala, S.A.	Guatemala
Taminco do Brasil Comercio de Aminas Ltda.	Brazil
Taminco do Brasil Produtos Quimicos Ltda.	Brazil
Taminco Finland Oy	Finland
Taminco Germany GmbH	Germany
Taminco Global Chemical LLC	Delaware
Taminco Group BV	Belgium
Taminco Group Holdings S.a.r.l.	Luxembourg
Taminco Holding Netherlands B.V.	Netherlands
Taminco Intermediate LLC	Delaware
Taminco Limitada	Costa Rica
Taminco Mexico S. de R.L. de C.V.	Mexico
Taminco Uruguay S.A.	Uruguay
Taminco US LLC	Delaware
TX Energy, LLC	Delaware
V-Kool International Pte. Ltd.	Singapore
Yixing Taminco Feed Additives Co., Ltd.	China